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                                                                  Exhibit 10.1.3


 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
 -------------------------------------------------------------------------------

         THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 12th day of June, 2000, by and among

         AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island (the "Borrower");

         FOSTER GRANT GROUP, L.P., a limited partnership organized under the laws of the State of Delaware ("Foster Grant") and FANTASMA, LLC, a limited liability company organized under the laws of the State of Delaware ("Fantasma");

         F.G.G. INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware, THE BONNEAU COMPANY, a corporation organized and existing under the laws of the State of Texas, BONNEAU HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, BONNEAU GENERAL, INC., a corporation organized and existing under the laws of the State of Delaware, FOSTER GRANT HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, and O-RAY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporate Guarantors"; the Corporate Guarantors together with Foster Grant and Fantasma, the "Guarantors"; and the Guarantors together with the Borrower, the "Obligors");

         BANK OF AMERICA, N.A., a national banking association ("Bank of America"), formerly NationsBank, N.A., and each other financial institution which is party to the Financing Agreement (as that term is defined below) from time to time (collectively, the "Lenders" and individually, a "Lender"); and

         BANK OF AMERICA, N.A., a national banking association(the "Agent"), formerly NationsBank, N.A., in its capacity as both collateral and administrative agent for each of the Lenders.


                                    RECITALS
                                    --------

     A. The Borrower, the Guarantors, the Lenders and the Agent entered into a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999, Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 24, 2000, and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements among the Borrower, the Guarantors, the Lenders and the Agent with respect to the "Loan" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing

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Agreement) in an amount not to exceed $60,000,000 and the Letter of Credit
Facility which is part of the Revolving Credit Facility.

         B. The Borrower has requested that the Agent and Lenders consent to the redemption of a portion of the Senior Notes (as that term is defined in the Financing Agreement) at a discount and that one or more of the Lenders provide a credit subfacility for that purpose.

         C. The Agent and Lenders are willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed.


                                   AGREEMENTS
                                   ----------

       NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Lenders and Agent agree as follows:

       1. The Obligors, the Lenders and the Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

       2. The Obligors, the Lenders and Agent agree that the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) as of the close of the business day of June 9, 2000 is $22,659,851.37.

       3. Each of the Borrower, Foster Grant and Fantasma represents and warrants to the Lenders and Agent as follows:

         (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

         (b) Foster Grant is a limited partnership duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

         (c) Fantasma is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

         (d) Each of the Borrower, Foster Grant and Fantasma has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate, partnership or limited liability company action, as applicable, to authorize the execution, delivery and performance of this Agreement.

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         (e) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, Foster Grant and Fantasma, enforceable in accordance with its terms.

         (f) All of the Borrower's, Foster Grant's and Fantasma's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrower's, Foster Grant's and Fantasma's execution of this Agreement.

         (g) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lenders and Agent.

      4. The Financing Agreement is hereby amended as follows:

         (a) Section 1.1 of the Financing Agreement is hereby amended by changing certain existing definitions in their entirety and adding certain new definitions as follows:

                  "BASE RATE LOAN" MEANS ANY LOAN OR ANY SNR LOAN FOR WHICH INTEREST IS TO BE COMPUTED WITH REFERENCE TO THE BASE RATE.

                  "COMMITMENT" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S REVOLVING CREDIT COMMITMENT AND SNR COMMITMENT AS THE CASE MAY BE, AND "COMMITMENTS" MEANS THE COLLECTIVE REFERENCE TO THE REVOLVING CREDIT COMMITMENTS AND SNR COMMITMENTS OF ALL OF THE LENDERS.

                  "COMMITTED AMOUNT" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S REVOLVING LOAN COMMITTED AMOUNT OR SNR COMMITTED AMOUNT, IF ANY, AS THE CASE MAY BE, AND "COMMITTED AMOUNTS" MEANS COLLECTIVELY THE REVOLVING LOAN COMMITTED AMOUNT AND SNR COMMITTED AMOUNT OF EACH OF THE LENDERS.
                  "CREDIT FACILITY" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S PRO RATA SHARE OF THE REVOLVING CREDIT FACILITY OR THE LETTER OF CREDIT FACILITY OR SNR PRO RATA SHARE, IF ANY, OF THE SENIOR NOTE REDEMPTION SUBFACILITY AS THE CASE MAY BE, AND "CREDIT FACILITIES" MEANS COLLECTIVELY WITH RESPECT TO EACH LENDER, SUCH LENDER'S PRO RATA SHARE OF THE REVOLVING CREDIT FACILITY AND THE LETTER OF CREDIT FACILITY AND SNR PRO RATA SHARE, IF ANY, OF THE SENIOR NOTE REDEMPTION SUBFACILITY AND ANY AND ALL OTHER CREDIT FACILITIES NOW OR HEREAFTER EXTENDED UNDER OR SECURED BY THIS AGREEMENT.

                  "FEES" MEANS THE COLLECTIVE REFERENCE TO EACH FEE PAYABLE TO THE AGENT, FOR ITS OWN ACCOUNT OR FOR THE RATABLE BENEFIT OF THE LENDERS, UNDER THE TERMS OF THIS AGREEMENT OR UNDER THE TERMS OF ANY OF THE OTHER FINANCING DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REVOLVING CREDIT UNUSED FACILITY FEES, THE

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         LETTER OF CREDIT FEES, THE EARLY TERMINATION FEE, THE ORIGINATION FEE,
         THE SNR ACTIVATION FEE, AND THE FIELD EXAMINATION FEES.

                   "LIBOR LOAN" MEANS ANY LOAN OR ANY SNR LOAN FOR WHICH INTEREST IS TO BE COMPUTED WITH REFERENCE TO THE LIBOR RATE.

                  "LOANS" MEANS THE COLLECTIVE REFERENCE TO THE LOAN AND TO THE SNR LOAN.

                  "MORTGAGE" MEANS THAT CERTAIN MORTGAGE, ASSIGNMENT AND SECURITY AGREEMENT DATED AS OF THE SNR CLOSING DATE, FROM THE BORROWER TO THE AGENT FOR ITSELF AND THE SNR LENDERS SECURING THE OBLIGATIONS WITH RESPECT TO THE SENIOR NOTE REDEMPTION SUBFACILITY.

                  "NOTE" MEANS ANY REVOLVING CREDIT NOTE OR ANY SNR NOTE AS THE CASE MAY BE, AND "NOTES" MEANS COLLECTIVELY EACH REVOLVING CREDIT NOTE, EACH SNR NOTE AND ANY OTHER PROMISSORY NOTE WHICH MAY FROM TIME TO TIME EVIDENCE ALL OR ANY PORTION OF THE OBLIGATIONS.

                  "PERMITTED SENIOR NOTE PURCHASES" MEANS THE COLLECTIVE REFERENCE TO EACH PURCHASE BY THE BORROWER OF SENIOR NOTES USING THE PROCEEDS OF AND IN CONFORMANCE WITH THE SENIOR NOTE REDEMPTION SUBFACILITY.

                  "OBLIGATIONS" MEANS ALL PRESENT AND FUTURE INDEBTEDNESS, DUTIES, OBLIGATIONS, AND LIABILITIES, WHETHER NOW EXISTING OR CONTEMPLATED OR HEREAFTER ARISING, OF ANY ONE OR MORE OF THE BORROWER, FOSTER GRANT OR FANTASMA TO THE LENDERS AND/OR THE AGENT UNDER, ARISING PURSUANT TO, IN CONNECTION WITH AND/OR ON ACCOUNT OF THE PROVISIONS OF THIS AGREEMENT, EACH NOTE, EACH SECURITY DOCUMENT, AND/OR ANY OF THE OTHER FINANCING DOCUMENTS, AND/OR THE LOAN AND/OR THE SENIOR NOTE REDEMPTION SUBFACILITY, INCLUDING, WITHOUT LIMITATION, THE PRINCIPAL OF, AND INTEREST ON, EACH NOTE, LATE CHARGES, THE FEES, ENFORCEMENT COSTS, AND PREPAYMENT FEES (IF ANY), LETTER OF CREDIT FEES OR FEES CHARGED WITH RESPECT TO ANY GUARANTY OF ANY LETTER OF CREDIT, ANY INTEREST RATE PROTECTION AGREEMENT WITH THE AGENT, ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY OF THE LENDERS, AND ANY FOREIGN EXCHANGE PROTECTION AGREEMENT WITH THE AGENT, ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY OF THE LENDERS; ALSO MEANS ALL OTHER PRESENT AND FUTURE INDEBTEDNESS, LIABILITIES AND OBLIGATIONS, WHETHER NOW EXISTING OR CONTEMPLATED OR HEREAFTER ARISING, OF ANY ONE OR MORE OF THE OBLIGORS TO THE AGENT AND/OR TO NATIONSBANK OR ITS AFFILIATES OF ANY NATURE WHATSOEVER REGARDLESS OF WHETHER SUCH DEBTS, OBLIGATIONS AND LIABILITIES BE DIRECT, INDIRECT, PRIMARY, SECONDARY, JOINT, SEVERAL, JOINT AND SEVERAL, FIXED OR CONTINGENT; AND ALSO MEANS ANY AND ALL RENEWALS, EXTENSIONS, SUBSTITUTIONS, AMENDMENTS, RESTATEMENTS AND REARRANGEMENTS OF ANY SUCH DEBTS, OBLIGATIONS AND LIABILITIES.


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                  "SENIOR NOTE REDEMPTION SUBFACILITY" AND "SNR" EACH MEAN
         SENIOR NOTE REDEMPTION CREDIT FACILITY PROVIDED BY THE SNR LENDERS AS DESCRIBED IN SECTION 2.6.1 (SENIOR NOTE REDEMPTION SUBFACILITY).

                  "SNR ACTIVATION FEE" HAS THE MEANING DESCRIBED IN SECTION
         2.6.5 (ACTIVATION FEE).

                  "SNR CLOSING DATE" MEANS JUNE 12, 2000.

                  "SNR COMMITMENT" AND "SNR COMMITMENTS" HAVE THE MEANINGS DESCRIBED IN SECTION 2.6.1 (SENIOR NOTE REDEMPTION SUBFACILITY).

                  "SNR COMMITMENT PERIOD" MEANS THE PERIOD OF TIME FROM THE SNR CLOSING DATE TO JULY 7, 2000.

                  "SNR COMMITTED AMOUNT" HAS THE MEANING DESCRIBED IN SECTION
         2.6.1 (SENIOR NOTE REDEMPTION SUBFACILITY).

                  "SNR EXPIRATION DATE" MEANS THE REVOLVING CREDIT EXPIRATION DATE.

                  "SNR GUARANTOR" MEANS WESTON PRESIDIO CAPITAL II, L.P., A DELAWARE LIMITED PARTNERSHIP AND ITS SUCCESSORS.

                  "SNR GUARANTY" MEANS THAT CERTAIN GUARANTY OF PAYMENT AGREEMENT DATED AS OF THE SNR CLOSING DATE FROM THE SNR GUARANTOR IN FAVOR OF THE AGENT AND THE SNR LENDERS WITH RESPECT TO THE SENIOR NOTE REDEMPTION SUBFACILITY.

                  "SNR INSTALLMENT PAYMENT SCHEDULE" HAS THE MEANING DESCRIBED IN SECTION 2.6.4 (PAYMENTS OF SENIOR NOTE REDEMPTION FACILITY).

                  "SNR LENDER" MEANS EACH LENDER THAT HAS A SNR PRO RATA SHARE, AS THE CASE MAY BE AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS; AND "SNR LENDERS" MEANS THE COLLECTIVE REFERENCE TO ALL LENDERS THAT HAVE A SNR PRO RATA SHARE, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

                  "SNR LOAN" HAS THE MEANING SET FORTH IN SECTION 2.6.1 (SENIOR NOTE REDEMPTION SUBFACILITY).

                  "SNR LOAN OBLIGATIONS" MEANS THE OBLIGATION WITH RESPECT TO THE SNR LOAN.

                  "SNR LOAN OPTIONAL PREPAYMENT" HAS THE MEANING SET FORTH IN
         SECTION 2.6.6 (SNR LOAN OPTIONAL PREPAYMENT).

                  "SNR NOTE" AND "SNR NOTES" HAVE THE MEANING DESCRIBED IN
         SECTION 2.6.3 (SNR NOTES).


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                  "SNR NOTICE" HAS THE MEANING DESCRIBED IN SECTION 2.6.2
         (PROCEDURE FOR MAKING ADVANCES UNDER THE SNR).

         "SNR PARTICIPANT" MEANS WESTON PRESIDIO CAPITAL II, L.P., A DELAWARE LIMITED PARTNERSHIP AND ITS SUCCESSORS.

                  "SNR PARTICIPATION AGREEMENT" MEANS THAT CERTAIN NOTE PARTICIPATION AGREEMENT DATED AS OF THE SNR CLOSING DATE AMONG THE SNR LENDERS AND THE SNR PARTICIPANT, AS AMENDED, MODIFIED, RESTATED, SUBSTITUTED, EXTENDED AND RENEWED FROM TIME TO TIME.

                  "SNR PRO RATA SHARE" HAS THE MEANING DESCRIBED IN SECTION
         2.6.1 (SENIOR NOTE REDEMPTION SUBFACILITY).

                  "SNR TERMINATION DATE" MEANS THE EARLIER OF (a) THE SNR EXPIRATION DATE, OR (B) THE REVOLVING CREDIT TERMINATION DATE.

                  "TOTAL SNR COMMITTED AMOUNT" HAS THE MEANING DESCRIBED IN
        SECTION 2.6.1.

         (b) The definition of "Permitted Uses" is hereby amended to include the payment of any and all regularly scheduled payments of principal of, or interest on, the SNR Loan, as and when such payments are due and payable.

         (c) The table in Section 2.1.1 of the Financing Agreement is hereby amended to read as follows:


                              REVOLVING CREDIT          REVOLVING CREDIT
LENDER                        COMMITTED AMOUNT           PRO RATA SHARE

BANK OF AMERICA                  $27,692,340               46.1539%

LASALLE                          $18,461,520               30.7692%

PNC                              $13,846,140               23.0769%

TOTAL REVOLVING CREDIT
COMMITTED AMOUNT                 $60,000,000                   100%


         (d) Clause (b) of the fifth paragraph of Section 2.1.1 of the Financing Agreement is hereby amended in its entirety to read as follows:


                           (b) THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN AND ALL LETTER OF CREDIT OBLIGATIONS WOULD NOT EXCEED THE LESSER OF (i) THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT MINUS THE TOTAL

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         SNR COMMITTED AMOUNT OR (ii) THE THEN MOST CURRENT BORROWING BASE.

         (e) Section 2.3.1, 2.3.2, 2.3.3 and 2.3.5 of the Financing Agreement are hereby amended in their entirety to read as follows:

                           2.3.1    APPLICABLE INTEREST RATES.

                                    (a)     EACH LOAN AND EACH SNR LOAN
         SHALL BEAR INTEREST UNTIL MATURITY (WHETHER BY ACCELERATION, DECLARATION, EXTENSION OR OTHERWISE) AT EITHER THE BASE RATE
         OR THE LIBOR RATE, AS SELECTED AND SPECIFIED BY THE BORROWER IN AN INTEREST RATE ELECTION NOTICE FURNISHED TO THE AGENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.3.2(E) (SELECTION OF INTEREST RATES), OR AS OTHERWISE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION
         2.3 (INTEREST), AND AS MAY BE ADJUSTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.3.3 (INABILITY TO DETERMINE LIBOR BASE
         RATE).

                                    (b)     NOTWITHSTANDING THE FOREGOING,
         FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT
         OF DEFAULT, AT THE OPTION OF THE AGENT, THE LOAN, THE SNR LOAN AND OTHER OBLIGATIONS SHALL BEAR INTEREST AT THE POST-DEFAULT RATE.

                                    (c)     WITH RESECT TO THE REVOLVING LOANS,
         THE APPLICABLE MARGIN FOR (i) LIBOR LOANS SHALL BE TWO PERCENT
         (2%) PER ANNUM, AND (ii) BASE RATE LOANS SHALL BE ONE-QUARTER
         PERCENT (0.25%) PER ANNUM. WITH RESECT TO THE SNR LOANS, THE APPLICABLE MARGIN FOR (i) LIBOR LOANS SHALL BE TWO AND ONE-HALF PERCENT (2.5%) PER ANNUM, AND (ii) BASE RATE LOANS SHALL BE THREE-QUARTERS PERCENT (0.75%) PER ANNUM. THE APPLICABLE MARGINS ARE SUBJECT TO CHANGE AS PROVIDED IN SECTION 2.3.1(d).

                                    (d)     CHANGES IN THE APPLICABLE MARGIN
         SHALL BE MADE NOT MORE FREQUENTLY THAN QUARTERLY BASED ON THE BORROWER'S PRICING RATIO, DETERMINED BY THE AGENT IN THE EXERCISE
         OF ITS SOLE AND ABSOLUTE DISCRETION FROM THE MONTHLY REPORTS
         REQUIRED BY SECTION 6.1.1(c)) (MONTHLY STATEMENTS AND CERTIFICATES) COMMENCING WITH THE STATEMENTS FOR THE FISCAL MONTH ENDING JUNE, 2000. THE APPLICABLE MARGIN (EXPRESSED AS BASIS POINTS) SHALL VARY DEPENDING UPON THE BORROWER'S PRICING RATIO, AS FOLLOWS:

----------------------------------- --------------- -------------- --------------- --------------

           PRICING RATIO            LIBOR REVOLVING    BASE RATE        LIBOR         BASE RATE
                                          LOAN      REVOLVING LOAN     SNR LOAN       SNR LOAN
----------------------------------  --------------- --------------  --------------  -------------
  GREATER THAN 1.0 TO 1.0 BUT LESS        275             100            325             150
    THAN OR EQUAL TO 1.05 TO 1.0
----------------------------------- --------------- -------------- --------------- --------------

  GREATER THAN 1.05 TO 1.0 BUT LESS       250              75            300             125
    THAN OR EQUAL TO 1.10 TO 1.0
----------------------------------- --------------- -------------- --------------- --------------


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

  GREATER THAN 1.10 TO 1.0 BUT LESS       225             50             275              100
    THAN OR EQUAL TO 1.15 TO 1.0
----------------------------------- --------------- -------------- --------------- --------------

  GREATER THAN 1.15 TO 1.0 BUT LESS       200             25             250              75
    THAN OR EQUAL TO 1.60 TO 1.0
----------------------------------- --------------- -------------- --------------- --------------

      GREATER THAN 1.60 TO 1.0            175              0             225              50
----------------------------------- --------------- -------------- --------------- --------------

                           2.3.2 SELECTION OF INTEREST RATES.

                                    (a)     THE  BORROWER MAY SELECT THE INITIAL
         APPLICABLE INTEREST RATE OR APPLICABLE INTEREST RATES TO BE CHARGED
         ON THE LOANS.

                                    (b)     FROM TIME TO TIME AFTER THE DATE OF
         THIS AGREEMENT AS PROVIDED IN THIS SECTION, BY A PROPER AND TIMELY INTEREST RATE ELECTION NOTICE FURNISHED TO THE AGENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.3.2(e), THE BORROWER MAY SELECT AN INITIAL APPLICABLE INTEREST RATE OR APPLICABLE INTEREST RATES FOR THE LOAN AND/OR THE SNR LOAN OR MAY CONVERT THE APPLICABLE INTEREST RATE AND, WHEN APPLICABLE, THE INTEREST PERIOD, FOR ANY EXISTING LOAN AND/OR SNR LOAN TO ANY OTHER APPLICABLE INTEREST RATE OR, WHEN APPLICABLE, ANY OTHER INTEREST PERIOD.

                                    (c)     THE BORROWER'S SELECTION OF AN
         APPLICABLE INTEREST RATE AND/OR AN INTEREST PERIOD, THE BORROWER'S ELECTION TO CONVERT AN APPLICABLE INTEREST RATE AND/OR AN INTEREST PERIOD TO ANOTHER APPLICABLE INTEREST RATE OR INTEREST PERIOD, AND ANY OTHER ADJUSTMENTS IN AN INTEREST RATE ARE SUBJECT TO THE FOLLOWING
         LIMITATIONS:


                                    (i)     THE BORROWER SHALL NOT AT ANY TIME
                  SELECT OR CHANGE TO AN INTEREST PERIOD THAT EXTENDS BEYOND THE REVOLVING CREDIT EXPIRATION DATE,


                                    (ii) EXCEPT AS OTHERWISE PROVIDED IN SECTION
                  2.3.4 (INDEMNITY), NO CHANGE FROM THE LIBOR RATE TO THE BASE RATE SHALL BECOME EFFECTIVE ON A DAY OTHER THAN A BUSINESS DAY AND ON A DAY WHICH IS THE LAST DAY OF THE THEN CURRENT INTEREST PERIOD, NO CHANGE OF AN INTEREST PERIOD SHALL BECOME EFFECTIVE ON A DAY OTHER THAN THE LAST DAY OF THE THEN CURRENT INTEREST PERIOD, AND NO CHANGE FROM THE BASE RATE TO THE LIBOR RATE SHALL BECOME EFFECTIVE ON A DAY OTHER THAN A DAY WHICH IS A EURODOLLAR BUSINESS DAY;

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                                    (iii) ANY APPLICABLE INTEREST RATE CHANGE
                  FOR ANY LOAN AND/OR SNR LOAN TO BE EFFECTIVE ON A DATE ON WHICH ANY PRINCIPAL PAYMENT ON ACCOUNT OF SUCH LOAN AND/OR SNR LOAN IS SCHEDULED TO BE PAID SHALL BE MADE ONLY AFTER SUCH PAYMENT SHALL HAVE BEEN MADE,

                                    (iv)    NO MORE THAN EIGHT (8) DIFFERENT
                  LIBOR RATES MAY BE OUTSTANDING AT ANY TIME AND FROM TIME TO TIME,

                                    (v)     THE FIRST DAY OF EACH INTEREST
                  PERIOD SHALL BE A EURODOLLAR BUSINESS DAY,

                                    (vi) UNLESS THE AGENT ELECTS OTHERWISE, AS
                  OF THE EFFECTIVE DATE OF A SELECTION, THERE SHALL NOT EXIST A DEFAULT OR AN EVENT OF DEFAULT, AND

                                    (vii) THE MINIMUM PRINCIPAL AMOUNT OF A
                  LIBOR LOAN SHALL BE FIVE HUNDRED THOUSAND DOLLARS ($500,000).

                                    (d)     IF A REQUEST FOR AN ADVANCE UNDER
         THE LOAN OR UNDER THE SNR LOAN IS NOT ACCOMPANIED BY AN INTEREST RATE ELECTION NOTICE OR DOES NOT OTHERWISE INCLUDE A SELECTION OF AN APPLICABLE INTEREST RATE AND, IF APPLICABLE, AN INTEREST PERIOD, OR IF, AFTER HAVING MADE A SELECTION OF AN APPLICABLE INTEREST RATE AND, IF APPLICABLE, AN INTEREST PERIOD, THE BORROWER FAILS OR IS NOT OTHERWISE ENTITLED UNDER THE PROVISIONS OF THIS AGREEMENT TO CONTINUE SUCH APPLICABLE INTEREST RATE OR INTEREST PERIOD, THE BORROWER SHALL BE DEEMED TO HAVE SELECTED THE BASE RATE AS THE APPLICABLE INTEREST RATE UNTIL SUCH TIME AS THE BORROWER HAS SELECTED A DIFFERENT APPLICABLE INTEREST RATE AND SPECIFIED AN INTEREST PERIOD IN ACCORDANCE WITH, AND SUBJECT TO, THE PROVISIONS OF THIS SECTION.

                                    (e)     THE LENDERS WILL NOT BE OBLIGATED TO
         MAKE ADVANCES OF THE LOAN AND/OR THE SNR LOAN, TO CONVERT THE APPLICABLE INTEREST RATE ON ADVANCES OF THE LOAN AND/OR THE SNR LOAN TO ANOTHER APPLICABLE INTEREST RATE, OR TO CHANGE INTEREST PERIODS, UNLESS THE AGENT SHALL HAVE RECEIVED AN IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (AN "INTEREST RATE ELECTION NOTICE") FROM THE BORROWER SPECIFYING THE FOLLOWING INFORMATION:

                           (i)      THE AMOUNT TO BE BORROWED OR CONVERTED,

                           (ii)     A SELECTION OF THE BASE RATE OR THE LIBOR
                  RATE,

                           (iii) THE LENGTH OF THE INTEREST PERIOD IF THE APPLICABLE INTEREST RATE SELECTED IS THE LIBOR RATE, AND

                           (IV) THE REQUESTED DATE ON WHICH SUCH ELECTION IS TO BE EFFECTIVE.


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         ANY TELEPHONIC NOTICE MUST BE CONFIRMED IN WRITING WITHIN THREE (3)
         BUSINESS DAYS. EACH INTEREST RATE ELECTION NOTICE MUST BE RECEIVED BY THE AGENT NOT LATER THAN 1:30 P.M. (BALTIMORE CITY TIME) ON THE BUSINESS DAY OF ANY REQUESTED BORROWING OR CONVERSION IN THE CASE OF A SELECTION OF THE BASE RATE AND NOT LATER THAN 1:30 P.M. (BALTIMORE CITY
         TIME) ON THE THIRD BUSINESS DAY BEFORE THE EFFECTIVE DATE OF ANY REQUESTED BORROWING OR CONVERSION IN THE CASE OF A SELECTION OF THE LIBOR RATE.

                           2.3.3 INABILITY TO DETERMINE LIBOR BASE RATE.

                  IN THE EVENT THAT (a) THE AGENT SHALL HAVE DETERMINED THAT, BY REASON OF CIRCUMSTANCES AFFECTING THE LONDON INTERBANK EURODOLLAR MARKET, ADEQUATE AND REASONABLE MEANS DO NOT EXIST FOR ASCERTAINING THE LIBOR BASE RATE FOR ANY REQUESTED INTEREST PERIOD WITH RESPECT TO A LOAN OR AN SNR LOAN THE BORROWER HAS REQUESTED TO BE MADE AS OR TO BE CONVERTED TO A LIBOR LOAN OR (b) THE AGENT SHALL DETERMINE THAT THE LIBOR BASE RATE FOR ANY REQUESTED INTEREST PERIOD WITH RESPECT TO A LOAN OR AN SNR LOAN THE BORROWER HAS REQUESTED TO BE MADE AS OR TO BE CONVERTED TO A LIBOR LOAN DOES NOT ADEQUATELY AND FAIRLY REFLECT THE COST TO THE AGENT AND/OR ANY OF THE LENDERS OF FUNDING OR CONVERTING SUCH LOAN OR SNR LOAN, THE AGENT SHALL GIVE TELEPHONIC NOTICE, FOLLOWED BY PROMPT WRITTEN NOTICE, OR WRITTEN NOTICE OF SUCH DETERMINATION TO THE BORROWER AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE PROPOSED DATE FOR FUNDING OR CONVERTING SUCH LOAN OR SNR LOAN. IF SUCH NOTICE IS GIVEN, ANY REQUEST FOR A LIBOR LOAN SHALL BE MADE AS OR CONVERTED TO A BASE RATE LOAN. UNTIL SUCH NOTICE HAS BEEN WITHDRAWN BY THE AGENT, THE BORROWER WILL NOT REQUEST THAT ANY LOAN BE MADE AS OR CONVERTED TO A LIBOR LOAN.

                           2.3.5    PAYMENT OF INTEREST.

                                    (a)     UNPAID AND ACCRUED  INTEREST ON ANY
         ADVANCE OF THE REVOLVING LOAN OR THE SNR LOAN WHICH CONSISTS OF A BASE RATE LOAN SHALL BE PAID MONTHLY, IN ARREARS, ON THE FIRST DAY OF EACH CALENDAR MONTH, COMMENCING ON THE FIRST SUCH DATE AFTER THE DATE OF THIS AGREEMENT, AND ON THE FIRST DAY OF EACH CALENDAR MONTH THEREAFTER, AND AT MATURITY (WHETHER BY ACCELERATION, DECLARATION, EXTENSION OR OTHERWISE).

                                    (b)     UNPAID AND ACCRUED INTEREST ON ANY
         LIBOR LOAN SHALL BE PAID ON THE LAST BUSINESS DAY OF EACH INTEREST PERIOD FOR SUCH LIBOR LOAN AND AT MATURITY (WHETHER BY ACCELERATION, DECLARATION, EXTENSION OR OTHERWISE); PROVIDED, HOWEVER THAT ANY AND ALL UNPAID AND ACCRUED INTEREST ON ANY LIBOR LOAN PREPAID PRIOR TO EXPIRATION OF THE THEN CURRENT INTEREST PERIOD FOR SUCH LIBOR LOAN SHALL BE PAID IMMEDIATELY UPON PREPAYMENT; AND PROVIDED FURTHER, FURTHER THAT WITH RESPECT TO ANY LIBOR LOAN FOR WHICH THE INTEREST PERIOD IS ONE HUNDRED AND EIGHTY (180) DAYS, UNPAID AND ACCRUED INTEREST SHALL BE PAID QUARTERLY OF THE FIRST DAY OF EACH QUARTERLY PERIOD DURING SUCH INTEREST PERIOD.

         5. Section 2.5 (Settlement Among Lenders) is hereby amended by adding the following new section as Section 2.5.5:

                           2.5.5    SENIOR NOTE REDEMPTION SUBFACILITY.

                           THE AGENT SHALL PAY TO EACH SNR LENDER ON EACH INTEREST PAYMENT DATE OR DATE PROVIDED IN THE SNR INSTALLMENT PAYMENT SCHEDULE, AS THE CASE MAY BE, SUCH SNR LENDER'S SNR PRO RATA SHARE OF ALL PAYMENTS RECEIVED BY THE AGENT IN IMMEDIATELY AVAILABLE FUNDS ON ACCOUNT OF THE SNR, NET OF ANY AMOUNTS PAYABLE BY SUCH SNR LENDER TO THE AGENT, BY WIRE TRANSFER OF SAME DAY FUNDS; THE AMOUNT PAYABLE TO EACH SNR LENDER SHALL BE BASED ON THE PRINCIPAL AMOUNT OF THE SNR OWING TO SUCH SNR LENDER.

         6. Article II of the Financing Agreement is hereby amended by adding the following as new Section 2.6:

         SECTION 2.6       THE SENIOR NOTE REDEMPTION SUBFACILITY.

                           2.6.1    SENIOR NOTE REDEMPTION SUBFACILITY.

                           SUBJECT TO AND UPON THE PROVISIONS OF THIS AGREEMENT, THE SNR LENDERS COLLECTIVELY, BUT SEVERALLY, ESTABLISH IN FAVOR OF THE BORROWER A CREDIT FACILITY FOR THE REPURCHASE OF SENIOR NOTES. ADVANCES UNDER THE SENIOR NOTE REDEMPTION SUBFACILITY ARE SOMETIMES REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AND COLLECTIVELY AS THE "SNR LOAN."

                           THE AMOUNT SET FORTH IN THE FOLLOWING TABLE IS HEREIN CALLED SUCH SNR LENDER'S "SNR COMMITTED AMOUNT," THE AGGREGATE OF ALL SNR LENDER'S SNR COMMITTED AMOUNTS EQUAL ($2,750,000) AND IS HEREIN CALLED THE "TOTAL SNR COMMITTED AMOUNT," AND THE PROPORTIONATE SHARE SET FORTH IN THE FOLLOWING TABLE IS HEREIN CALLED SUCH SNR LENDER'S "SNR PRO RATA SHARE."

   SNR LENDER                     SNR COMMITTED AMOUNT      SNR PRO RATA SHARE

BANK OF AMERICA                       $1,269,232                 46.1539%

LASALLE                               $  846,153                 30.7692%

PNC                                   $  634,615                 23.0769%

TOTAL SNR COMMITTED AMOUNT            $2,750,000                     100%

                                    THE  OBLIGATION OF EACH SNR LENDER TO MAKE
         AN ADVANCE UNDER THE SNR LOAN IS SEVERAL AND IS LIMITED TO ITS SNR COMMITTED AMOUNT AND BY THE PROVISIONS OF CLAUSE (c) IN THE FOLLOWING PARAGRAPH AND SUCH OBLIGATION OF EACH SNR LENDER IS HEREIN CALLED ITS "SNR COMMITMENT". THE SNR COMMITMENT OF EACH OF THE SNR LENDERS IS HEREIN COLLECTIVELY REFERRED TO AS THE "SNR COMMITMENTS". THE AGENT SHALL NOT BE RESPONSIBLE FOR THE SNR COMMITMENT OF ANY SNR LENDER; AND SIMILARLY, NONE OF THE SNR LENDERS SHALL BE RESPONSIBLE FOR THE SNR COMMITMENT OF ANY OF THE OTHER SNR LENDERS; THE FAILURE, HOWEVER, OF ANY SNR LENDER TO PERFORM ITS SNR COMMITMENT SHALL NOT RELIEVE ANY OF THE OTHER SNR LENDERS FROM THE PERFORMANCE OF THEIR RESPECTIVE SNR COMMITMENTS.

                                    DURING THE SNR COMMITMENT PERIOD, THE
         BORROWER MAY REQUEST ADVANCES UNDER THE SENIOR NOTE REPURCHASE FACILITY IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT; PROVIDED THAT AFTER GIVING EFFECT TO ANY BORROWER'S REQUEST:

                                    (a) THE OUTSTANDING PRINCIPAL BALANCE OF
                  EACH SNR LENDER'S SNR PRO RATA SHARE OF THE SENIOR NOTE REDEMPTION SUBFACILITY WOULD NOT EXCEED SUCH SNR LENDER'S SNR PRO RATA SHARE; AND

                                    (b)     THE AGGREGATE OUTSTANDING PRINCIPAL
         BALANCE OF THE SNR WOULD NOT EXCEED THE TOTAL SNR COMMITTED AMOUNT; AND

                                    (c) THE OUTSTANDING PRINCIPAL BALANCE OF THE
                  AGGREGATE OF THE REVOLVING LOAN, ALL LETTER OF CREDIT OBLIGATIONS AND THE SNR LOAN WOULD NOT EXCEED AN AMOUNT EQUAL TO THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT.

                AMOUNTS REPAID ON THE SNR MAY NOT BE REBORROWED.

               2.6.2 PROCEDURE FOR MAKING ADVANCES UNDER THE SNR.

                                    THE BORROWER MAY BORROW UNDER THE SENIOR
         NOTE REDEMPTION SUBFACILITY ON ANY BUSINESS DAY DURING THE SNR COMMITMENT PERIOD. THE BORROWER SHALL GIVE THE AGENT WRITTEN NOTICE (AN "SNR NOTICE") AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE ON WHICH SUCH BORROWER DESIRES AN ADVANCE UNDER THE SNR. EACH SNR NOTICE SHALL BE ACCOMPANIED BY A WRITTEN REQUEST FROM THE BORROWER THAT ACCURATELY AND COMPLETELY DESCRIBES A SENIOR NOTE TO BE PURCHASED, THE OUTSTANDING PRINCIPAL BALANCE OF THE SENIOR NOTE, THE AMOUNT TO BE PAID (WHICH AMOUNT SHALL BE NO GREATER THAN A PERCENTAGE OF SUCH OUTSTANDING PRINCIPAL BALANCE AS MAY BE AGREED UPON BY THE BORROWER AND THE SNR LENDERS) TO REDEEM THE SENIOR NOTE, AND THE DATE AND MANNER OF PAYMENT. EACH SNR NOTICE SHALL ALSO BE ACCOMPANIED BY SUCH OTHER INFORMATION, CERTIFICATES, CONFIRMATIONS, AND OTHER ITEMS AS THE AGENT MAY REQUIRE WITH RESPECT TO THE REPURCHASE OF THE

         SENIOR NOTE AND COMPLIANCE WITH THE OTHER TERMS OF THIS AGREEMENT. THE BORROWER SHALL USE THE PROCEEDS OF THE SNR LOAN PROMPTLY AND ONLY FOR THE REDEMPTION OF SENIOR NOTES IN ACCORDANCE WITH AN SNR NOTICE.

                                    NOT LATER THAN 2:00 P.M. (BALTIMORE CITY
         TIME) ON EACH REQUESTED BORROWING DATE FOR THE MAKING OF ADVANCES UNDER THE SNR, EACH SNR LENDER SHALL, IF IT HAS RECEIVED TIMELY NOTICE FROM THE AGENT OF THE BORROWER'S REQUEST FOR SUCH ADVANCES, MAKE AVAILABLE TO THE AGENT, IN FUNDS IMMEDIATELY AVAILABLE TO THE AGENT AT THE AGENT'S OFFICE SET FORTH IN SECTION 9.1, SUCH SNR LENDER'S SNR PRO RATA SHARE OF THE ADVANCES TO BE MADE ON SUCH DATE.

                                    2.6.3   SNR NOTES.

                                    THE OBLIGATION OF THE BORROWER TO PAY EACH
         SNR LENDER'S SNR PRO RATA SHARE OF THE SENIOR NOTE REDEMPTION SUBFACILITY, WITH INTEREST, SHALL BE EVIDENCED BY A SERIES OF PROMISSORY NOTES (AS FROM TIME TO TIME EXTENDED, AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, COLLECTIVELY THE "SNR NOTES" AND INDIVIDUALLY A "SNR NOTE") SUBSTANTIALLY IN THE FORM OF EXHIBIT "A-2" ATTACHED HERETO AND MADE A PART HEREOF, WITH APPROPRIATE INSERTIONS. EACH SNR LENDER'S SNR NOTE SHALL BE PAYABLE TO THE ORDER OF SUCH SNR LENDER AT THE TIMES PROVIDED IN THE SNR NOTE, AND SHALL BE IN THE PRINCIPAL AMOUNT OF SUCH SNR LENDER'S SNR PRO RATA SHARE. THE BORROWER ACKNOWLEDGES AND AGREES THAT, IF THE OUTSTANDING PRINCIPAL BALANCE OF THE SENIOR NOTE REDEMPTION SUBFACILITY OUTSTANDING FROM TIME TO TIME EXCEEDS THE AGGREGATE FACE AMOUNT OF THE SNR NOTES, THE EXCESS SHALL BEAR INTEREST AT THE RATES PROVIDED FROM TIME TO TIME FOR THE SENIOR NOTE REDEMPTION SUBFACILITY EVIDENCED BY THE SNR NOTES AND SHALL BE PAYABLE, WITH ACCRUED INTEREST, ON DEMAND. THE SNR NOTES SHALL NOT OPERATE AS A NOVATION OF ANY OF THE OBLIGATIONS OR NULLIFY, DISCHARGE, OR RELEASE ANY SUCH OBLIGATIONS OR THE CONTINUING CONTRACTUAL RELATIONSHIP OF THE PARTIES HERETO IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

                                    2.6.4 PAYMENTS OF SENIOR NOTE REDEMPTION
         SUBFACILITY.

                                    EACH ADVANCE UNDER THE SENIOR NOTE
         REDEMPTION SUBFACILITY SHALL BE REPAYABLE IN INSTALLMENT PAYMENTS OF PRINCIPAL MONTHLY (ON THE FIRST DAY OF EACH MONTH) COMMENCING APRIL 1, 2001 IN AN AMOUNT EQUAL TO 1/60TH OF THE AMOUNT OUTSTANDING ON MARCH 31, 2001. THE SNR INSTALLMENT PAYMENT SCHEDULES SHALL NOT OPERATE AS A NOVATION OF ANY OF THE OBLIGATIONS OR NULLIFY, DISCHARGE, OR RELEASE ANY SUCH OBLIGATIONS OR THE CONTINUING CONTRACTUAL RELATIONSHIP OF THE PARTIES HERETO IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT OR THE SNR NOTES.

                                    2.6.5   ACTIVATION FEE.

                                    THE BORROWER SHALL PAY TO THE AGENT FOR THE
         RATABLE (BASED UPON EACH SNR LENDER'S SNR PRO RATA SHARE) BENEFIT OF THE SNR LENDERS ON OR BEFORE THE DATE OF EACH ADVANCE UNDER THE SENIOR NOTE REDEMPTION SUBFACILITY A FEE (THE "SNR ACTIVATION FEE") IN THE AMOUNT OF ONE AND ONE-HALF PERCENT (1-1/2%) OF THE AMOUNT ADVANCED.

                                    2.6.6   OPTIONAL PREPAYMENTS OF SNR LOAN.


                                    THE SNR LOAN MAY NOT BE PREPAID IN WHOLE OR
         IN PART ON OR BEFORE JULY 31, 2001. SUBJECT TO THE PROVISIONS OF
         SECTION 2.6.7 (SNR EARLY TERMINATION FEE) AND SECTION 2.3.4 (INDEMNITY), THE BORROWER SHALL HAVE THE OPTION AT ANY TIME THEREAFTER AND FROM TIME TO TIME PREPAY (EACH A "SNR LOAN OPTIONAL PREPAYMENT" AND COLLECTIVELY THE "SNR LOAN OPTIONAL PREPAYMENTS") THE SNR LOAN, IN WHOLE OR IN PART WITHOUT PREMIUM OR PENALTY; PROVIDED, HOWEVER, THAT THE BORROWER MAY NOT USE ANY PROCEEDS OF AN ADVANCE UNDER THE REVOLVING CREDIT FACILITY FOR AN SNR LOAN OPTIONAL PREPAYMENT UNLESS AT THE TIME OF THE REQUEST FOR, AT THE TIME OF THE FUNDING OF AND IMMEDIATELY AFTER THE TIME OF THE APPLICATION OF SUCH ADVANCE, THE OUTSTANDING PRINCIPAL AMOUNT OF THE REVOLVING LOAN PLUS THE OUTSTANDING LETTER OF CREDIT OBLIGATIONS DOES NOT EXCEED AN AMOUNT EQUAL TO THE LESSER OF (i) THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT OR (ii) THE BORROWING BASE, MINUS TEN MILLION DOLLARS ($10,000,000) AND MINUS AN AMOUNT EQUAL TO ACCRUED AND AN UNPAID INTEREST ON THE SENIOR NOTES.


                                    2.6.7 SNR EARLY TERMINATION FEE.


                                    WITH EACH SNR LOAN OPTIONAL PREPAYMENT
         PRIOR TO THE REVOLVING CREDIT EXPIRATION DATE (AS EXTENDED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT), THE BORROWER SHALL PAY A FEE (THE "SNR EARLY TERMINATION FEE") EQUAL TO FOLLOWING AMOUNT AT THE FOLLOWING TIMES:

--------------------------------------------------------------------------------

           PERIOD                                    SNR EARLY TERMINATION FEE
--------------------------------------------------------------------------------

AUGUST 1, 2001 THROUGH AND INCLUDING JULY 31,       0.5% OF THE AMOUNT PREPAID
2002
--------------------------------------------------------------------------------

AUGUST 1, 2002 THROUGH AND INCLUDING JULY 31,      0.25% OF THE AMOUNT PREPAID
2003
--------------------------------------------------------------------------------

AUGUST 1, 2003 AND THEREAFTER                                NONE
--------------------------------------------------------------------------------

                                    PAYMENT OF THE SNR LOAN IN WHOLE OR IN PART
         BY OR ON BEHALF OF THE BORROWER, BY COURT ORDER OR OTHERWISE, FOLLOWING AND AS A RESULT OF THE INSTITUTION OF ANY BANKRUPTCY PROCEEDING BY OR AGAINST THE BORROWER,

         SHALL BE DEEMED TO BE A PREPAYMENT OF THE SNR LOAN SUBJECT TO THE SNR EARLY TERMINATION FEE PROVIDED IN THIS SUBSECTION.

                                    NOTWITHSTANDING THE FOREGOING, THE BORROWER
         SHALL NOT BE REQUIRED TO PAY THE SNR EARLY TERMINATION FEE IN CONNECTION WITH A TERMINATION OF THE REVOLVING CREDIT COMMITMENTS IF THE REPAYMENT OF ALL OBLIGATIONS IS FROM (a) THE PROCEEDS OF AN ISSUANCE OF COMMON STOCK BY THE BORROWER, (b) THE PROCEEDS OF AN ISSUANCE OF COMMON STOCK BY THE BORROWER, (c) A REPLACEMENT CREDIT FACILITY EXTENDED BY BANK OF AMERICA, OR ITS SUCCESSORS, TO THE BORROWER, WHICH GENERATES SUFFICIENT PROCEEDS AND IS IN FACT USED TO REPAY ALL OBLIGATIONS (INCLUDING ALL LETTER OF CREDIT OBLIGATIONS) IN FULL AND, IF, IN CONNECTION WITH SUCH REPAYMENT OF ALL OBLIGATIONS, ALL LETTERS OF CREDIT ARE TERMINATED, OR (d) A REPLACEMENT CREDIT FACILITY EXTENDED WHICH GENERATES SUFFICIENT PROCEEDS AND IS IN FACT USED TO REPAY ALL OBLIGATIONS BY ANOTHER LENDER TO THE BORROWER ON TERMS AND CONDITIONS THAT THE AGENT AND THE LENDERS DID NOT OFFER TO THE BORROWER AFTER HAVING BEEN PROVIDED A COPY OF SUCH OTHER LENDER'S COMMITMENT AND HAVING HAD NOT LESS THAN THIRTY (30) DAYS TO REVIEW, APPROVE AND COMMIT TO IN WRITING A COMPARABLE CREDIT FACILITY.

         7. Section 7.2.5 of the Financing Agreement is hereby amended in its entirety as follows:

                  7.2.5    APPLICATION OF PROCEEDS; SNR PARTICIPANT.

                           (a) ANY PROCEEDS OF SALE OR OTHER DISPOSITION OF THE COLLATERAL WILL BE APPLIED BY THE AGENT TO THE PAYMENT FIRST OF ANY AND ALL AGENT'S OBLIGATIONS, THEN TO ANY AND ALL ENFORCEMENT COSTS, AND THEREAFTER (i) PROCEEDS FROM THE COLLATERAL (OTHER THAN THE MORTGAGE) SHALL BE APPLIED FIRST TO THE OBLIGATIONS WITH RESPECT TO THE REVOLVING CREDIT FACILITY, SECOND TO OBLIGATIONS OTHER THAN THE THOSE WITH RESPECT TO THE SENIOR NOTE REDEMPTION SUBFACILITY, THEN TO ANY OBLIGATIONS WITH RESPECT TO THE SENIOR NOTE REDEMPTION SUBFACILITY, AND
         (ii) PROCEEDS FROM THE MORTGAGE SHALL BE APPLIED FIRST TO THE OBLIGATIONS WITH RESPECT TO THE SENIOR NOTE REDEMPTION SUBFACILITY AND THEN TO ANY OTHER OBLIGATIONS. IF THE SALE OR OTHER DISPOSITION (BY FORECLOSURE, LIQUIDATION OR OTHERWISE) OF THE COLLATERAL FAILS TO FULLY SATISFY THE OBLIGATIONS, THE BORROWER SHALL REMAIN LIABLE TO THE AGENT AND THE SNR LENDERS FOR ANY DEFICIENCY.


                           (b) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE THIRD AMENDMENT OR OTHERWISE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUISITE LENDERS, UNTIL THE OBLIGATIONS (OTHER THAN THE SNR LOAN OBLIGATIONS AND CONTINGENT INDEMNIFICATION OBLIGATIONS NOT THEN DUE AND PAYABLE), HAVE BEEN INDEFEASIBLY PAID IN FULL IN CASH (i) THE SNR LOAN SHALL NOT BE INCLUDED IN THE DETERMINATION OF PRO RATA SHARES AND REQUISITE LENDERS, (ii) THE AGENT AND THE LENDERS MAY TAKE ANY ACTION UNDER THIS AGREEMENT, UNDER THE FINANCING AGREEMENT, UNDER THE FINANCING

         DOCUMENTS, UNDER APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, THOSE ACTIONS FOR WHICH THE CONSENT OF ALL LENDERS IS REQUIRED UNDER SECTION
         9.2.2 (CIRCUMSTANCES WHERE CONSENT OF ALL LENDERS IS REQUIRED) OF THE FINANCING AGREEMENT) OR OTHERWISE WITH RESPECT TO THE OBLIGATIONS AND/OR THE COLLATERAL (OTHER THAN THE MORTGAGE AND OTHER THAN TO MODIFY THE TERMS OF, OR TO RELEASE THE OBLIGORS WITH RESPECT TO, THE SNR LOAN OBLIGATIONS AS PROVIDED UNDER THE THIRD AMENDMENT) WITHOUT THE FURTHER AGREEMENT OR CONSENT OF THE HOLDER OF THE SNR LOAN OR ANY INTEREST THEREIN (INCLUDING, WITHOUT LIMITATION, THE SNR PARTICIPANT), (iii) ALL LIENS (OTHER THAN THE LIEN OF THE MORTGAGE) SECURING THE SNR LOAN OBLIGATIONS SHALL BE AND ARE HEREBY AGREED TO BE FULLY SUBORDINATE TO THE LIENS OF THE AGENT AND THE LENDERS IN THE COLLATERAL (OTHER THAN THE MORTGAGE), AND THE HOLDER OF THE SNR LOAN OR ANY INTEREST THEREIN (INCLUDING, WITHOUT LIMITATION, THE SNR PARTICIPANT) SHALL HAVE NO RIGHTS OF MARSHALLING OR OTHERWISE IN CONNECTION WITH THE DISPOSITION OF THE COLLATERAL, (iv) NO PROCEEDS OF SALE OR OTHER DISPOSITION OF THE COLLATERAL (OTHER THAN THE MORTGAGE) WILL BE APPLIED TO THE SNR LOAN, AND (v) THE AGENT, IN THE EXERCISE OF ITS SOLE AND ABSOLUTE DISCRETION, MAY AT ANY TIME RELEASE, TERMINATE, FAIL TO PERFECT OR OTHERWISE DEAL WITH OR FAIL TO DEAL WITH THE COLLATERAL (OTHER THAN THE MORTGAGE) AS LONG AS SUCH ACTION IS NOT TAKEN BY THE AGENT IN BAD FAITH OR BY WILLFUL MISCONDUCT, ALL AS IF THE SNR LOAN DID NOT EXIST, THE HOLDERS OF THE SNR LOAN AND OF ANY INTEREST THEREIN (INCLUDING, WITHOUT LIMITATION, THE SNR PARTICIPANT) WAIVING ANY CLAIM TO THE CONTRARY.

         8. Article V of the Financing Agreement is hereby amended by adding the following as new Sections 5.3 and 5.4:

                  SECTION 5.3 CONDITIONS TO THE INITIAL ADVANCE UNDER THE SENIOR NOTE REDEMPTION SUBFACILITY.

                  THE MAKING OF THE INITIAL ADVANCE UNDER THE SENIOR NOTE REDEMPTION SUBFACILITY IS SUBJECT TO THE FULFILLMENT ON OR BEFORE THE SNR CLOSING DATE OF THE FOLLOWING CONDITIONS PRECEDENT IN A MANNER SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT AND ITS COUNSEL:

                           5.3.1    ORGANIZATIONAL DOCUMENTS.- OBLIGORS

                           THE AGENT SHALL HAVE RECEIVED FOR EACH OF OBLIGORS CERTIFICATES OF GOOD STANDING, OFFICER'S CERTIFICATES, AND TRUE AND COMPLETE COPIES OF THE APPLICABLE CORPORATE CHARTER, BYLAWS, PARTNERSHIP AGREEMENTS, PARTNERSHIP CERTIFICATES, AND ALL AMENDMENTS THERETO, ALL IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT.

                           5.3.2    OPINION OF OBLIGORS' COUNSEL.

                           THE AGENT SHALL HAVE RECEIVED THE FAVORABLE OPINION OF COUNSEL FOR THE OBLIGORS ADDRESSED TO THE AGENT AND THE LENDERS IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT.

                           5.3.3    ORGANIZATIONAL DOCUMENTS.- SNR GUARANTOR

                           THE AGENT SHALL HAVE RECEIVED FOR THE SNR GUARANTOR CERTIFICATES OF GOOD STANDING, PARTNER'S CERTIFICATES, AND TRUE AND COMPLETE COPIES OF THE APPLICABLE PARTNERSHIP AGREEMENTS, PARTNERSHIP CERTIFICATES, AND ALL AMENDMENTS THERETO, ALL IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT.

                           5.3.4    OPINION OF SNR GUARANTOR'S COUNSEL.

                           THE AGENT SHALL HAVE RECEIVED THE FAVORABLE OPINION OF COUNSEL FOR THE SNR GUARANTOR ADDRESSED TO THE AGENT AND THE LENDERS IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT.

                           5.3.5    NOTES.

                           THE AGENT SHALL HAVE RECEIVED FOR DELIVERY TO EACH OF THE SNR LENDERS THE SNR NOTES, EACH CONFORMING TO THE REQUIREMENTS HEREOF AND EXECUTED BY A RESPONSIBLE OFFICER OF THE BORROWER AND ATTESTED BY A DULY AUTHORIZED REPRESENTATIVE OF THE BORROWER.

                           5.3.6    MORTGAGE.

                           THE BORROWER SHALL HAVE EXECUTED AND DELIVERED THE MORTGAGE CONFORMING TO THE REQUIREMENTS HEREOF AND EXECUTED BY A RESPONSIBLE OFFICER OF THE BORROWER AND ATTESTED BY A DULY AUTHORIZED REPRESENTATIVE OF THE BORROWER AND IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT.

                           5.3.7    SNR GUARANTY; SNR PARTICIPANT.

                           THE SNR GUARANTOR SHALL HAVE EXECUTED AND DELIVERED THE SNR GUARANTY IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT.

                           5.3.8    SNR PARTICIPATION.

                           THE SNR PARTICIPANT SHALL HAVE EXECUTED AND DELIVERED THE SNR PARTICIPATION WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE SNR LENDERS.

                           5.3.8    OTHER DOCUMENTS, ETC.

                           THE AGENT SHALL HAVE RECEIVED SUCH OTHER
         CERTIFICATES, OPINIONS, DOCUMENTS AND INSTRUMENTS CONFIRMATORY OF OR OTHERWISE RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY AS MAY HAVE BEEN REASONABLY REQUESTED BY THE AGENT.

                           5.3.9    PAYMENT OF FEES.

                           THE AGENT AND THE LENDERS SHALL HAVE RECEIVED PAYMENT OF ANY FEES DUE ON OR BEFORE THE SNR CLOSING DATE.

                  SECTION 5.4 CONDITIONS TO THE INITIAL ADVANCE UNDER THE SENIOR NOTE REDEMPTION SUBFACILITY.

                  THE MAKING OF ALL ADVANCES UNDER THE SNR LOAN IS SUBJECT TO THE FULFILLMENT OF THE REQUIREMENTS OF SECTION 2.6 (SENIOR NOTE REDEMPTION SUBFACILITY) AND TO THE FULFILLMENT AT THE TIME OF EACH SUCH ADVANCE OF THE CONDITIONS SET FORTH IN SECTION 5.2 (CONDITIONS TO ALL EXTENSIONS OF CREDIT) (EXCEPT THAT REFERENCES TO EACH ADVANCE UNDER THE LOAN SHALL BE DEEMED TO REFER TO EACH ADVANCE UNDER THE SNR LOAN).

         9. With respect to the SNR Guaranty:

         (a) After February 28, 2001 and before April 15, 2001, the SNR Guarantor or the Borrower by notice to the Agent and the SNR Lenders may request that the SNR Guaranty be released, which the Agent and the SNR Lenders shall do if (a) the Borrower has delivered the annual financial statements, certificates and opinions as and when required by Sections 6.1.1(a) and (b); (b) there shall exist no Default or Event of Default as of the date of those financial statements, the date of the notice and the date of the release; (c) the outstanding principal amount of the Revolving Loan plus the Outstanding Letter of Credit Obligations does not on the date of release exceed an amount equal to the lesser of (i) the Total Revolving Credit Committed Amount or (ii) the Borrowing Base, minus Ten Million Dollars ($10,000,000) and minus an amount equal to accrued and an unpaid interest on the Senior Notes; and (d) the conditions of the following subparagraph (c) have been met.

         (b) If the SNR Guarantor or the Borrower does not make a request meeting the requirements of subsection (a) above, for a period of thirty (30) days after the Borrower delivers the financial statements and certificates as and when required by Sections 6.1.1(c) for a month that is also the end of a fiscal quarter of the Borrower, the SNR Guarantor or the Borrower by notice to the Agent and the SNR Lenders may request that the SNR Guaranty be released, which the Agent and the SNR Lenders shall do if (a) the Borrower has delivered the monthly financial statements and certificates as and when required by Sections 6.1.1(c) for the fiscal quarter most recently ended; (b) there shall exist no Default or Event of Default as of the date of those financial statements, the date of the notice and the date of the release; (c) the outstanding principal amount of the Revolving Loan plus the Outstanding Letter of Credit Obligations does not on the date of release exceed an amount equal to the lesser of (i) the Total Revolving Credit Committed Amount or (ii) the Borrowing Base and minus an amount equal to accrued and an unpaid interest on the Senior Notes, minus Ten Million Dollars ($10,000,000); and (d) the conditions of the following subparagraph (c) have been met.

         (c) The SNR Lenders shall have no obligation to release the SNR Guaranty unless the Mortgage at the time of the release shall grant a Lien covering the real property described therein to the Agent, for the ratable benefit of the SNR Lenders and the Agent to secure the SNR

Obligations (including, without limitation, the Agent's Obligations with respect thereto), and shall:

                           (i) be in form and substance satisfactory to the Agent;

                           (ii) create a first priority Lien in such real property in favor of the Agent, for the ratable benefit of the SNR Lenders and the Agent to secure the SNR Obligations (including, without limitation, the Agent's Obligations with respect thereto), subject only to Permitted Liens, zoning ordinances, existing leases related to a PILOT program (provided, however, that on or before July 31, 2000 such leases shall be subordinated to the Mortgage, in form and substance satisfactory to the Agent), and such other matters as the Agent may reasonably approve and subject to no preference claims or other claims under the Bankruptcy Codes or under other Laws affecting the rights of creditors generally;

                           (iii) be accompanied by a current appraisal of the fair market value of the subject real property prepared by appraisers reasonably satisfactory to the Agent, which appraisal shall show that the outstanding principal balance of the SNR Loan does not exceed 75% of such fair market value;

                           (iv) be accompanied by a current survey reasonably satisfactory in all respects to the Agent of the subject real property, prepared by a registered land surveyor or engineer satisfactory to the Agent;

                           (v) be accompanied by evidence (including, without limitation, a Phase I report ordered by and for the Agent and meeting ASTM standards and the Agent's then current standards) reasonably satisfactory to the Agent regarding the current and past pollution control practices at such real property in connection with the discharge, emission, handling, disposal or existence of Hazardous Materials, which may include, at the Agent's request, an environmental audit of such real property prepared by a person or firm acceptable to the Agent;

                           (vi) be accompanied by a mortgagee's title insurance policy or marked-up unconditional commitment or binder for such insurance in form and substance satisfactory to the Agent and issued by a title insurance company reasonably satisfactory to the Agent; and

                           (vii) upon request of the Agent, be accompanied by a signed opinion of counsel addressed to the Agent and each of the Lenders, in form and substance satisfactory to the Agent, and from counsel, satisfactory to the Agent, licensed to practice in the state where the subject real property is located.

         10. The Borrower covenants and agrees to provide on or before July 31, 2000, the items required by clauses (iv) and (vi) of Section 9(c) above.

         11. By letter dated May 15, 2000, the Borrower requested that the Agent and the Lenders consent to a reorganization of the Obligors with the effect that all of the assets of Foster Grant Holdings, Inc. and its direct and indirect subsidiaries will be held by the Borrower. The Agent and the Lenders agree that the reorganization so described shall be treated as a transaction covered by Section 6.2.1(c) of the Financing Agreement and that no further consent of the Agent or the Lenders shall be required if the reorganization meets the requirements of Section 6.2.1(c), including, without limitation, the requirement that all Collateral remain subject to the Liens in favor of the Agent and the Lenders.

         12. The Obligors, as applicable, hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Obligors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

         11. The Obligors acknowledge and warrant that the Agent and Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Obligors in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Obligors hereby waiving and releasing any claims to the contrary.


         12. The Obligors shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and Lenders and their counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.


         13. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.


         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and Agent have executed this Agreement under seal as of the date and year first written above.


WITNESS                                    AAi.FOSTERGRANT, INC. (formerly known
                                           as Accessories, Associates, Inc.)


/s/ Paula Zampini                          By: /s/ Mark Kost            (SEAL)
----------------------------                  --------------------------
                                                Mark Kost
                                                Chief Financial Officer

WITNESS:                                    FOSTER GRANT GROUP, L.P.
                                            By:      Bonneau General, Inc.
                                                     General Partner


/s/ Paula Zampini                           By: /s/ Mark Kost            (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer

WITNESS:                                    FANTASMA, LLC


/s/ Paula Zampini                           By: /s/ Mark Kost            (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer


WITNESS:                                    F.G.G. INVESTMENTS, INC.


/s/ Paula Zampini                           By: /s/ Mark Kost            (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer


WITNESS:                                    THE BONNEAU COMPANY


/s/ Paula Zampini                           By: /s/ Mark Kost            (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer


WITNESS:                                    BONNEAU GENERAL, INC.


/s/ Paula Zampini                           By: /s/ Mark Kost            (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer

WITNESS:                                    BONNEAU HOLDINGS, INC.


/s/ Paula Zampini                           By:/s/ Mark Kost       (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer



WITNESS:                                    FOSTER GRANT HOLDINGS, INC.


/s/ Paula Zampini                           By:/s/ Mark Kost       (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer



WITNESS:                                    O-RAY HOLDINGS, INC.


/s/ Paula Zampini                           By:/s/ Mark Kost       (SEAL)
-----------------------------                  --------------------------
                                               Mark Kost
                                               Chief Financial Officer



                    SIGNATURES CONTINUED ON THE NEXT PAGE

WITNESS:                                    BANK OF AMERICA, N.A., Agent


/s/ Mary J. Kleinsmith                      By: /s/ Gary W. Bartlett     (SEAL)
-----------------------------                  --------------------------------
                                               Gary W. Bartlett
                                               Vice President


WITNESS:                                    BANK OF AMERICA, N.A.
                                            in its capacity as a Lender


/s/ Mary J. Kleinsmith                      By: /s/ Gary W. Bartlett     (SEAL)
-----------------------------                  --------------------------------
                                               Gary W. Bartlett
                                               Vice President

WITNESS:                                    LASALLE BUSINESS CREDIT, INC.


                                            By: /s/ Thomas A. Buckelew   (SEAL)
-----------------------------                  --------------------------------
                                               Thomas A. Buckelew
                                               Vice President


WITNESS:                                    PNC BANK, NATIONAL ASSOCIATION


                                            By: /s/ Rose Crump           (SEAL)
-----------------------------                  --------------------------------
                                               Rose Crump
                                               Vice President

                                                                     EXHIBIT A-2

                                    SNR NOTE
                                    --------


$__________                                                  Baltimore, Maryland

                                                                   June __, 2000

         FOR VALUE RECEIVED, AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island (the "Borrower"), promises to pay to the order of ________________ (the "SNR Lender"), the principal sum of __________________________ DOLLARS ($___________) (the "Principal Sum"), or so
much thereof as has been or may be advanced to or for the account of the Borrower pursuant to the terms and conditions of the "Financing Agreement" (as hereinafter defined) with respect to the SNR Lender's SNR Pro Rata Share of the SNR Loan (as those terms are defined in the Financing Agreement), together with interest thereon at the rate or rates provided in the Financing Agreement. All capitalized terms used, but not specifically defined herein, shall have the meanings given such terms in the Financing Agreement.

     1.  INTEREST.

         Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Applicable Interest Rate or, if applicable, the Post Default Rate. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Applicable Interest Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     2.  PAYMENTS AND MATURITY.

         The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

         (d) Interest shall be paid at the times for the payment of interest set forth in Section 2.3 of the Financing Agreement; and

         (e) The Borrower shall make installment payments of principal at the times and in the amounts provided in Section 2.6.4 (Payments of Senior Note Redemption Subfacility) of the Financing Agreement; and

         (f) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Credit Expiration Date (as that term is defined in the Financing Agreement).

The fact that the balance hereunder may remain at or may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the

Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

     3.  LATE CHARGES.

         If the Borrower shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrower shall pay to the SNR Lender on demand a late charge equal to five percent (5%) of such payment.

     4.  APPLICATION AND PLACE OF PAYMENTS.

         All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, then to any installments of principal then due and payable hereunder, and, if the Borrower is permitted to make a SNR Loan Optional Prepayment (as that term is defined in the Financing Agreement), then to any applicable Early Termination Fee (as that term is defined in the Financing Agreement), and the remainder, if any, shall be applied to installments of principal in the inverse order of maturity. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of Bank of America, N. A. (the "Agent") at the office of Bank of America Business Credit in Baltimore, Maryland or at such other times and places as the Agent (as that term is defined in the Financing Agreement) may at any time and from time to time designate in writing to the Borrower.

     5.  FINANCING AGREEMENT.

         This Note is an "SNR Note" described in a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999, Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 24, 2000, Third Amendment to Financing and Security Agreement dated the same date as this Note (the "Third Amendment"), and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement") by and among the Borrower, Bank of America, N.A., a national banking association, in its capacity as Agent (the "Agent"), the SNR Lender, and others identified from time to time therein as "Obligors," "SNR Lenders" and "Lenders" under the Financing Agreement. The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" under the Financing Agreement.

     6.  SECURITY.

         This Note is secured by the Mortgage (as that term is defined in the Financing Agreement) and as otherwise provided in the Financing Agreement.

     7.  EVENTS OF DEFAULT.

         The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

         (g) The failure of the Borrower to pay to the SNR Lender when due any and all amounts payable by the Borrower to the SNR Lender under the terms of this Note; or

         (h) The occurrence of an "Event of Default" (as defined in the Financing Agreement).

     8.  REMEDIES.

         Upon the occurrence of an Event of Default, at the option of the SNR Lender, all amounts payable by the Borrower to the SNR Lender under the terms of this Note shall immediately become due and payable by the Borrower to the SNR Lender without notice to the Borrower or any other person, and the SNR Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby waives presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

         The SNR Lender agrees with the Agent and the other Lenders that the decisions and determinations of the Required Lenders in enforcing this Note and in guiding the Agent in this matter shall be binding upon the SNR Lender, including, without limitation, authorizing the Agent at the pro rata expense of the SNR Lenders (to the extent not reimbursed by the Borrower) to retain attorneys to seek judgment on this Note. The SNR Lender similarly agrees with the Agent and the other Lenders and covenants with the Borrower that it will not seek to separately institute any legal action on this Note. All rights of action under this Note may be enforced by the Agent only and any suit or proceeding instituted by the Agent in furtherance of such enforcement may be brought in its name as Agent without the necessity of joining as plaintiffs or defendants the SNR Lender, and the recovery of any judgment shall be for the benefit of the Agent and the SNR Lenders, subject to the expenses of the Agent.

     9.  ARBITRATION.

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING, BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE, THE FINANCING AGREEMENT OR THE OTHER FINANCING DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE ACT), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF THE JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE OR ANY OTHER FINANCING DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED

PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE RELATES IN ANY COURTS HAVING JURISDICTION OVER SUCH ACTION.

         (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF AGENT'S DOMICILE AT THE TIME OF EXECUTION OF THIS NOTE AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.


         (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE OR OTHER FINANCING DOCUMENTS SHALL BE DEEMED TO: (I) LIMIT OR EXPAND THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT OR EXPAND THE RIGHT OF THE LENDER. (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE OR ANOTHER LOAN DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     10. NOTICES.

         Any notice, request, or demand to or upon the Borrower or the SNR Lender shall be deemed to have been properly given or made when delivered in accordance with Section 9.1 of the Financing Agreement.

     11. APPLICABLE LAW.

         The Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrower, this Note may be executed elsewhere.

         IN WITNESS WHEREOF, each of the Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS:                                AAI.FOSTERGRANT, INC. (formerly known as
                                        Accessories Associates, Inc.)



/s/ Paula Zampini                        By: /s/ Mark Kost            (Seal)
-----------------------------               --------------------------------
                                            Mark Kost
                                            Chief Financial Officer